Exhibit 99

NetBank, Inc. Monthly Operating Statistics and Financial Data

(Unaudited; $ in thousands, except account balances)

	June 30,	July 31,	August 31,	September 30,	October 31,	November 30,	December 31,
	2004	2004	2004	2004	2004	2004	2004
NETBANK, INC. CONSOLIDATED

Retail customers	257,274	257,448	256,509	253,077	251,928	249,196	249,377
Business customers	19,043	19,304	19,808	18,996	20,164	20,139	20,256
Total customers	276,317	276,752	276,317	272,073	272,092	269,335	269,633

Services per customer (consolidated)	1.75	1.74	1.74	1.74	1.75	1.74	1.75
Services per customer (bank only)	2.23	2.21	2.20	2.23	2.24	2.24	2.26

Total average assets (consolidated)	$5,171,755	$5,332,771	$5,352,072	$4,952,168	$4,627,262	$4,779,833	$4,734,276

BANKING SEGMENT

Online bill pay penetration (accounts > 90 days)	51%	51%	52%	54%	54%	53%	55%
Direct deposit of payroll penetration (accounts > 90 days)	50%	49%	48%	52%	53%	53%	53%

Retail deposits	$2,153,069	$2,306,632	$2,379,358	$2,367,279	$2,326,316	$2,299,561	$2,299,996
Small business deposits	42,641	44,754	54,318	53,713	54,710	57,000	55,120
Other deposits	256,693	231,398	259,702	324,633	277,573	261,077	288,301
Total deposits	$2,452,403	$2,582,784	$2,693,378	$2,745,625	$2,658,599	$2,617,638	$2,643,417

Average retail checking account balance	$2,284	$2,409	$2,331	$2,440	$2,490	$2,483	$2,681
Average retail money market account balance	$15,513	$15,331	$15,169	$15,075	$15,025	$14,810	$14,806
Average retail CD balance	$17,755	$17,658	$17,509	$17,310	$17,158	$17,002	$16,882

Average small business checking account balance	$5,844	$6,472	$7,032	$6,148	$6,747	$7,278	$6,871
Average small business money market account balance	$41,231	$42,316	$53,645	$54,454	$53,307	$54,394	$51,484
Average small business CD balance	$51,108	$48,549	$42,171	$38,643	$36,478	$37,170	$36,739

Indirect Auto Lending –
Number of loans	1,788	2,039	1,296	1,064	1,175	1,296	1,291
Production	$38,982	$45,246	$27,563	$22,533	$23,856	$27,074	$27,981
Weighted Average Note Rate	5.78%	5.80%	6.34%	6.28%	6.39%	6.19%	6.04%

Business Equipment Financing —
Production	$13,647	$15,120	$15,036	$16,707	$14,501	$13,123	$19,214

Servicing Portfolio –
Held for sale MSRs	$173,670	$189,642	$257,065	$275,756	$219,556	$173,414	$193,877
Available for sale MSRs	12,852,809	12,747,454	12,701,630	13,071,921	12,979,099	12,883,131	12,699,935
UPB underlying MSRs	13,026,479	12,937,096	12,958,695	13,347,677	13,198,655	13,056,545	12,893,812
Work-in-process and whole loans	3,751,858	3,759,063	3,856,603	3,231,522	3,134,307	3,030,106	2,834,070
Sold but not transferred	640,132	751,906	475,163	636,924	712,502	741,808	977,563
Third party subservicing	131,077	126,160	124,612	1,268	1,268	1,280	1,257
Total loans serviced	$17,549,546	$17,574,225	$17,415,073	$17,217,391	$17,046,732	$16,829,739	$16,706,702

Weighted average note rate	5.97%	6.00%	6.02%	5.98%	5.97%	5.96%	5.96%
Weighted average service fee	0.33%	0.33%	0.33%	0.33%	0.33%	0.33%	0.33%
Delinquency percentage (30+ days)	3.99%	4.30%	4.20%	4.83%	5.64%	5.44%	5.54%
Bankruptcy & foreclosure	1.03%	0.98%	1.00%	1.03%	1.15%	1.18%	1.26%

FINANCIAL INTERMEDIARY SEGMENT

Conforming mortgage production	$831,695	$804,370	$908,524	$827,423	$786,468	$749,956	$812,990
Non-conforming mortgage production	371,784	293,319	275,736	239,504	242,354	251,132	278,965
Total mortgage production	$1,203,479	$1,097,689	$1,184,260	$1,066,927	$1,028,822	$1,001,088	$1,091,955

Refinance loans as a % of production	32%	26%	28%	30%	31%	36%	32%

Conforming mortgage sales	$1,016,752	$661,691	$792,412	$1,247,442	$628,823	$684,589	$1,042,389
Non-conforming mortgage sales	277,742	370,163	287,556	280,073	226,116	262,474	262,565
Total mortgage sales	$1,294,494	$1,031,854	$1,079,968	$1,527,515	$854,939	$947,063	$1,304,954

Locked conforming mortgage pipeline	$1,111,256	$1,219,207	$1,302,306	$1,088,434	$1,084,298	$906,463	$754,876

TRANSACTION PROCESSING SEGMENT

ATM/Merchant Processing –
ATMs (third-party owned)	6,469	6,287	6,326	7,809	7,619	7,816	7,779
ATMs (proprietary)	525	542	543	540	548	566	548
Total ATMS Serviced	6,994	6,829	6,869	8,349	8,167	8,382	8,327

Merchant Service Terminals	1,368	1,467	1,492	1,511	1,687	1,717	1,792

Insurance Sales Processing –
Number of policies sold	227	219	197	122	153	148	170
Number of policies in force	1,169	1,363	1,508	1,628	1,776	1,917	2,036

	January 31,	February 28,	March 31,	April 30,	May 31,	June 30,
	2005	2005	2005	2005	2005	2005
NETBANK, INC. CONSOLIDATED

Retail customers	247,163	246,116	244,318	244,120	243,293	242,946
Business customers	20,477	20,493	25,928	25,759	26,384	25,903
Total customers	267,640	266,609	270,246	269,879	269,677	268,849

Services per customer (consolidated)	1.77	1.79	1.81	1.82	1.82	1.83
Services per customer (bank only)	2.28	2.31	2.32	2.32	2.33	2.32

Total average assets (consolidated)	$4,654,021	$4,504,199	$4,667,279	$4,733,193	$4,823,988	$5,070,401

BANKING SEGMENT

Online bill pay penetration (accounts > 90 days)	55%	55%	55%	55%	55%	55%
Direct deposit of payroll penetration (accounts > 90 days)	54%	55%	56%	57%	57%	56%

Retail deposits	$2,207,693	$2,171,962	$2,232,362	$2,213,902	$2,249,718	$2,425,525
Small business deposits	56,241	55,623	51,741	55,161	55,916	53,753
Other deposits	228,446	245,156	308,255	280,509	279,993	316,322
Total deposits	$2,492,380	$2,472,741	$2,592,358	$2,549,572	$2,585,627	$2,795,600

Average retail checking account balance	$2,546	$2,649	$2,619	$2,717	$2,600	$2,503
Average retail money market account balance	$14,595	$14,695	$14,645	$14,169	$14,037	$13,574
Average retail CD balance	$16,655	$16,285	$15,995	$15,736	$15,603	$15,436

Average small business checking account balance	$7,040	$6,708	$7,189	$6,655	$6,511	$6,310
Average small business money market account balance	$51,440	$50,371	$42,060	$47,540	$47,368	$43,698
Average small business CD balance	$31,828	$30,526	$30,932	$29,935	$29,923	$30,305

Indirect Auto Lending –
Number of loans	1,280	1,005	1,714	1,812	1,823	2,090
Production	$27,198	$21,637	$38,543	$40,761	$41,391	$49,686
Weighted Average Note Rate	6.34%	6.55%	6.30%	6.48%	6.63%	6.42%

Business Equipment Financing —
Production	$12,923	$15,090	$17,884	$15,805	$14,642	$16,091

Servicing Portfolio –
Held for sale MSRs	$144,403	$179,178	$201,652	$145,350	$127,977	$210,658
Available for sale MSRs	12,647,191	12,534,408	14,819,452	14,644,655	14,468,800	14,221,167
UPB underlying MSRs	12,791,594	12,713,586	15,021,104	14,790,005	14,596,777	14,431,825
Work-in-process and whole loans	2,611,503	2,497,545	2,624,251	2,863,310	2,989,308	3,090,391
Sold but not transferred	1,208,194	885,077	1,052,638	1,189,575	932,756	960,773
Third party subservicing	1,343	1,406	788	662	545	949
Total loans serviced	$16,612,634	$16,097,614	$18,698,781	$18,843,552	$18,519,386	$18,483,938

Weighted average note rate	5.95%	5.94%	5.94%	5.94%	5.95%	5.95%
Weighted average service fee	0.33%	0.33%	0.33%	0.33%	0.33%	0.33%
Delinquency percentage (30+ days)	5.20%	4.98%	4.29%	5.18%	5.10%	5.04%
Bankruptcy & foreclosure	1.33%	1.45%	1.56%	1.56%	1.59%	1.67%

FINANCIAL INTERMEDIARY SEGMENT

Conforming mortgage production	$627,629	$645,390	$873,407	$714,072	$848,614	$1,027,584
Non-conforming mortgage production	195,440	191,842	242,901	277,677	285,072	302,480
Total mortgage production	$823,069	$837,232	$1,116,308	$991,749	$1,133,686	$1,330,064

Refinance loans as a % of production	36%	37%	34%	32%	32%	31%

Conforming mortgage sales	$418,374	$691,228	$910,939	$495,551	$718,418	$1,071,095
Non-conforming mortgage sales	269,882	198,554	233,085	227,717	253,494	318,554
Total mortgage sales	$688,256	$889,782	$1,144,024	$723,268	$971,912	$1,389,649

Locked conforming mortgage pipeline	$822,452	$989,247	$917,450	$1,152,081	$1,229,181	$1,200,719

TRANSACTION PROCESSING SEGMENT

ATM/Merchant Processing –
ATMs (third-party owned)	7,435	7,720	7,695	7,744	7,726	7,853
ATMs (proprietary)	501	505	529	481	515	415
Total ATMS Serviced	7,936	8,225	8,224	8,225	8,241	8,268

Merchant Service Terminals	1,986	2,012	2,085	2,122	2,166	2,207

Insurance Sales Processing –
Number of policies sold	198	135	104	83	82	109
Number of policies in force	2,153	2,190	2,205	2,260	2,281	2,328

Notes: The above data reflects current operating statistics and does not constitute all factors impacting the quarterly or annual financial results of the Company. The loans sales figures represent sales into the secondary market only and exclude intra-company sales to the bank. All information is unaudited.

Monthly Commentary

Attached is the monthly statistical report. It reflects results for June 2005. All comparisons below are on a month-over-month basis, unless noted otherwise.

Highlights/clarifications include:

•                  Average assets grew by $246 million or 5.1%, which brought the total to the highest level in the past 11 months.

•                  Deposits were up by $210 million or 8.1%. The increase was centered primarily in brokered funds and escrow accounts for our mortgage operations.

•                  Auto loan production reached its highest level ever at $49.7 million based on an increase of $8.3 million or 20% from May.

•                  Business finance rebounded with additional production of $1.4 million or 9.9%.

•                  Our mortgage channels posted their best month of the quarter in terms of production and sales. Conforming production rose by $179 million or 21.1%, while conforming sales grew by $353 million or 49.1%. Non-conforming production increased by $17.4 million or 6.1%, while non-conforming sales were up by $65.1 million or 25.7%.

•                  The locked conforming mortgage pipeline declined by $28.5 million or 2.3%, but remained at the second highest point of the year.

•                  We adjusted our number of merchant terminal relationships to remove a group of inactive accounts. We corrected prior month totals for consistency so you can track core month-over-month growth more easily. This same adjustment was applied to our NetBank, Inc. customer and cross-sell counts included in the consolidated section at the top of the report.

Earnings outlook:

Analyst estimates for the company’s second quarter earnings currently range from $.02 to $.06, unchanged from a month ago. Management had previously characterized this range as reasonable given prevailing business conditions. The main risks to earnings were cited as 1) more competitive pricing in the conforming and/or non-conforming mortgage channels; and 2) volatile net servicing results. The company is in the process of finalizing second quarter results. Management still considers the prior guidance accurate and is leaving it unchanged.

The company is scheduled to announce second quarter results on Wednesday, August 3. A press release will be available pre-market, and management will hold its call with investors and analysts at 10 a.m. EDT. Details for the call follow:

Call Title:	NetBank, Inc. Earnings Announcement
Date and Time:	August 3, 10 a.m.
Call Leader:	Douglas K. Freeman
Pass Code:	NetBank
Toll-Free:	888-809-8965
International:	+1-210-234-0005
One-Week Replay:	800-294-2481

As always, we appreciate your interest in our company. Please let me know if you have questions or need anything more.

Matthew Shepherd
Director, Corporate Communications, NetBank, Inc.
Phone: 678-942-2683; Fax: 770-343-9344
mshepherd@netbank.com